UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2010

LIGHTYEAR NETWORK SOLUTIONS, INC.
 (Exact name of registrant as specified in Charter)

Nevada	000-32451	91-1829866
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1901 Eastpoint Parkway
Louisville, Kentucky 40223
(Address of Principal Executive Offices)

502-244-6666
 (Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Current Report on Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant’s pro forma financial statements and the related notes that will be filed herein.

Item 1.01.	Entry into a Material Definitive Agreement.

On October 1, 2010, Lightyear Network Solutions, Inc. (the “Company”) and its wholly-owned subsidiary, SE Acquisitions, LLC (“Acquisition”), a Kentucky limited liability company, consummated the purchase of substantially all of the real property, intellectual property, tangible assets, and selected vendor contracts used in the conduct of business of Southeast Telephone, Inc. (“Seller”), a Kentucky corporation, assuming certain post-closing liabilities related to the purchased assets.  The United States Bankruptcy Court for the Eastern District of Kentucky, Pikeville Division, entered an order on August 16, 2010 approving the Asset Purchase Agreement (the “Purchase Agreement”), previously filed as Exhibit 2.1 to the Company’s Form 8-K dated June 28, 2010, and the sale of the assets pursuant to sections 363 and 365 of the United States Bankruptcy Code.

As part of the Purchase Agreement, Acquisition assumed Seller’s obligations under the following agreements:

AT&T Interconnection Agreement

On October 1, 2010, Acquisition assumed Seller’s Interconnection Agreement (the “AT&T Interconnection Agreement”) with BellSouth Telecommunications Inc., d/b/a AT&T Kentucky (“AT&T”) which is also subject to a Stipulation and Agreed Order entered on August 16, 2010, in Seller’s bankruptcy proceedings (the “Agreed Order”).

Under the AT&T Interconnection Agreement, which terminates on February 12, 2014, the parties established terms for the provision of certain services and functions for the purpose of determining the rates, terms, and conditions for the interconnection of the parties’ telecommunications networks within the Commonwealth of Kentucky.

The AT&T Interconnection Agreement provides that AT&T will provide invoices on a monthly basis and that all payments are due by the next bill date.   Under the Agreed Order, after October 1, 2010, Acquisition will make weekly prepayments for services which will be reconciled on a monthly basis and such credit terms will be reviewed approximately twelve months thereafter.  Under the Agreement, each party agrees to attempt to resolve any billing dispute within 60 calendar days of the bill date on which the disputed charges appear and an escalation process is provided to address any billing disputes.

AT&T Commercial Agreement

On October 1, 2010, Acquisition assumed Seller’s Commercial Agreement (the “AT&T Commercial Agreement”) with AT&T, which is also subject to the Agreed Order.

Under the AT&T Commercial Agreement, which terminates on December 31, 2011, the parties established the rates, terms, and conditions under which AT&T provides access to its switching capability which Acquisition will use to provide local exchange service to its customers.

The AT&T Commercial Agreement provides that AT&T will provide invoices on a monthly basis and that all payments are due within thirty (30) days of the invoice date. Under the Agreed Order, after October 1, 2010, Acquisition will make weekly prepayments for services which will be reconciled on a monthly basis and such credit terms will be reviewed approximately twelve months thereafter.  The AT&T Commercial Agreement provides that all billing disputes must be submitted within twelve months of receipt of the invoice containing the disputed charges.

Pursuant to the Agreed Order, Acquisition will initially maintain a deposit with AT&T of $300,000, which will be increased to $600,000 after three monthly payments of $100,000 are made.  The deposit will cover both the AT&T Interconnection Agreement and the AT&T Commercial Agreement.

Windstream Interconnection Agreement

On October 1, 2010, Acquisition assumed Seller’s Interconnection Agreement (the “Windstream Interconnection Agreement”) with Windstream Kentucky East, LLC of Little Rock, Arkansas (“Windstream”).

The Windstream Interconnection Agreement, which terminates on October 31, 2011, establishes terms for the provision of certain services and functions for the purpose of determining the rates, terms, and conditions for the interconnection of the parties’ telecommunications networks within certain areas in the Commonwealth of Kentucky.

The Windstream Interconnection Agreement provides that all payments are due within thirty (30) days of the invoice date, and that all billing disputes must be submitted by the due date of the disputed bill unless the disputed bill is paid in full.  If a disputed bill is paid in full, a party may submit a dispute within twelve (12) months of the bill’s due date.

Windstream Commercial Agreement

On October 1, 2010, Acquisition assumed Seller’s Commercial Agreement with Windstream for Mass Market Switching (the “Windstream Commercial Agreement”).

The Windstream Commercial Agreement, which terminates on October 31, 2011, establishes the rates, terms, and conditions under which Windstream provides access to its switching capability which Acquisition, in turn, uses to provide local exchange service to its customers.

The Windstream Commercial Agreement provides that all payments are due within thirty (30) days of the invoice date, and that all billing disputes must be submitted by the due date of the disputed bill unless the disputed bill in paid in full.  If a disputed bill is paid in full, a party may submit a dispute within twelve (12) months of the bill’s due date.

Acquisition will maintain a deposit of $85,000 with Windstream covering both the Windstream Interconnection Agreement and the Windstream Commercial Agreement.

Community Trust Bank Notes

On October 1, 2010, Acquisition and the Company, as co-borrowers with joint and several liability, (i) entered into a $2,536,873.82 secured term note (the “CT Note”), (ii) assumed a $140,250 real estate secured note with an unpaid principal balance of $117,408.43 (“CT Mortgage Note 1”), and (iii) assumed a $63,750 real estate secured note with an unpaid principal balance of $32,026.28 (“CT Mortgage Note 2”) with Community Trust Bank, Inc. (“Community Trust”).  The amount available under the CT Note is for the refinancing of debt assumed by Acquisition from Seller pursuant to the Purchase Agreement.  The amounts due under CT Mortgage Note 1 and CT Mortgage Note 2 were assumed by Acquisition pursuant to the terms of the Purchase Agreement and assumed by Acquisition and the Company pursuant to that certain Assumption Agreement by and between Acquisition, the Company and Community Trust dated October 1, 2010.

Borrowing under the CT Note will bear interest at a rate equal to the most recently quoted Prime Rate on corporate loans in effect at large United States money center commercial banks, as reported in the Wall Street Journal, plus one percent (1%); provided, however, that the rate will never be less than five percent (5%) and will never be more than six and ½ percent (6.5%).  In the event the Wall Street Journal quotes more than one prime rate, the Prime Rate for purposes of the CT Note shall be the highest Prime Rate quoted.  As of October 1, 2010, the rate on the CT Note was five percent (5%).  The CT Note has a sixty (60) month term with a maturity date on September 30, 2015.  Acquisition must make monthly payments consisting of principal and interest in the amount necessary to pay the CT Note in full over the sixty (60) month term with the entire then-outstanding principal balance and all accrued but unpaid interest on the CT Note due and payable in full on the maturity date.

The CT Note is secured by a first priority perfected security interest, subject to certain permitted encumbrances, in Acquisition’s accounts, inventory, equipment, general intangibles, documents, instruments, fixtures, all other assets and personal property of Acquisition, and the proceeds of the foregoing.  The CT Note is further secured by a first priority perfected security interest in the membership interests in Acquisition held by the Company.

Outstanding principal under CT Mortgage Note 1 will bear interest at a rate equal to the highest Prime Rate most recently published in the Wall Street Journal plus one percent (1%).  As of October 1, 2010, the rate on CT Mortgage Note 1 was four and ¼ percent (4.25%).  CT Mortgage Note 1 has a twenty (20) year original term with a maturity date on October 18, 2024.  Acquisition must make monthly payments consisting of principal and interest in the amount of $991.34, subject to any payment changes resulting from changes in the applicable interest rate.

CT Mortgage Note 1 is secured by a mortgage in the real property located at 119 Second Street, Pikeville, Kentucky, dated October 18, 2004, and is further secured by an assignment of rents of the same date.

Outstanding principal under CT Mortgage Note 2 will bear interest at a rate equal to the highest Prime Rate most recently published in the Wall Street Journal plus one percent (1%).  As of October 1, 2010, the rate on CT Mortgage Note 2 was four and ¼ percent (4.25%).  CT Mortgage Note 2 has a ten (10) year original term with a maturity date on January 26, 2014.  Acquisition must make monthly payments consisting of principal and interest in the amount of $678.42, subject to any payment changes resulting from changes in the applicable interest rate.

CT Mortgage Note 2 is secured by a mortgage in the real property located at 106 Scott Avenue, Pikeville, Kentucky, dated January 26, 2004.

Pike County Real Estate Lease

On October 1, 2010, Acquisition assumed Seller’s Lease and Option Agreement (the “Lease”), dated January 1, 2004, with Pike County, Kentucky (“Pike County”) for the building and land located at 106 Scott Avenue, Pikeville, KY (the “Leased Premises”).  Seller used the Leased Premises for its Administrative and Customer Care Headquarters.

The original term of the Lease is 10 years through December 31, 2013.  However, unless Acquisition gives prior written notice to Pike County of its intent not to extend the Lease, the Lease automatically extends for another 10 year term on the same payment terms, expiring on December 31, 2023.  If Acquisition does not extend the Lease after the original term, Acquisition must pay to Pike County a fee of $100,000.

The monthly rent for the Leased Premises is $6,656.87, subject to certain required employment levels.  If Acquisition fails to maintain 80 full time employees during the term of the Lease, the monthly rent increases to $7,509.34.  Under the Lease, Acquisition is required to: (i) maintain comprehensive liability insurance in an amount not less than $2,000,000 combined, single limit; (ii) pay all real estate taxes; and, (iii) indemnify Pike County from and against all suits whatsoever relating to the Leased Premises, except legal action concerning title to the Leased Premises.

Acquisition has an option to purchase the Leased Premises at any time during the term of the Lease upon written notice (certified mail) to Pike County at least 30 days before the date on which Acquisition desires to exercise the option and purchase the Leased Premises.  The option price to purchase the Leased Premises is $977,543 as of October 1, 2010.

Details of the Purchase Agreement are described in greater detail in Item 2.01 of this Current Report on Form 8-K which is incorporated herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets

Under the Purchase Agreement described in Item 1.01, incorporated herein, Acquisition agreed to pay up to $560,000 in cash to Seller for Seller’s administrative and priority expenses. Before the closing, Seller paid $123,844 for administrative claims, which amount was credited against the $560,000.  At the time of the consummation of the Purchase Agreement on October 1, 2010, Seller retained $328,830 (“Seller’s Retained Cash”) in cash for purposes of paying further administrative and priority expenses.  To the extent that this amount does not satisfy all of Seller’s administrative and priority expenses, Acquisition will pay up to an additional $107,326 for such expenses.

Also pursuant to the Purchase Agreement, Acquisition agreed to pay $4,000 in cash for each of Seller’s employees who were not offered employment with the Company.  At the closing, Acquisition did not offer employment to seven of Seller’s employees, for an aggregate of $28,000 owed to Seller.  Acquisition will reconcile this owed amount at such time as and if Seller depletes Seller’s Retained Cash.

As part of the Purchase Agreement, effective on October 1, 2010, Acquisition issued 200,000 shares of Company common stock, par value $0.001 per share (“Common Stock”), to Seller’s equity holders.  The issuance of the Common Stock is discussed in greater detail in Item 3.02, incorporated herein.

Also pursuant to the Purchase Agreement, Acquisition assumed $2,881,000 of Seller’s secured debt comprised of the CT Note, CT Mortgage Note 1, and CT Mortgage Note 2; along with three secured notes with Family Bank, FSB, in the total principal amount of $195,252.99.  Acquisition also assumed Seller’s remaining obligations under the Lease. The CT Note, CT Mortgage Note 1, CT Mortgage Note 2 and the Lease are described in greater detail in Item 1.01.

On September 24, 2010, the Federal Communications Commission (“FCC”) granted a sixty day Special Temporary Authority (“STA”) permitting the parties to close the transaction on or about October 1, 2010 to sell substantially all of the assets of SouthEast to SEA. The STA does not prejudice a specific action by the FCC on the underlying application to approve the transfer of substantially all of SouthEast’s assets to SEA and the closing is subject to cancellation or modification upon notice from the FCC after it completes its processing of the transfer application.

Seller is a provider of voice and data telecommunications products and services, including local and long distance phone service, DSL and paging, to primarily residential customers.  Seller had revenues of $16.4 million for the six months ended June 30, 2010.  As of immediately before the closing, Seller had approximately 31,000 customer lines.   Also as of immediately before the closing, Seller was a debtor in possession and was operating its business under Section 1108 of the Bankruptcy Code.

The Company intends to manage Acquisition as an operating subsidiary.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Purchase Agreement, the CT Note, CT Mortgage Note 1, CT Mortgage Note 2 and the Lease are described in greater detail in Item 1.01 of this Current Report on Form 8-K which is incorporated herein.

Item 3.02.	Unregistered Sales of Equity Securities.

Southeast Shares

In connection with the transaction contemplated in the Purchase Agreement described at Item 1.01, incorporated herein, and in partial consideration of the transfer of Seller’s assets, effective on October 1, 2010, the Company issued 200,000 shares (the “Southeast Shares”) of Company common stock, par value $0.001 per share, to Seller’s equity holders.  Consistent with the Confirmation Order and applicable law, the Company relied on Section 1145(a)(1) of the Bankruptcy Code to exempt from the registration requirements of the Securities Act the issuance of the Southeast Shares.  Section 1145(a)(1) of the Bankruptcy Code exempts the offer and sale of securities under a plan of reorganization from registration under Section 5 of the Securities Act of 1933 and state laws if three principal requirements are satisfied:

•	the securities must be issued under a plan of reorganization by the debtor, its successor under a plan or an affiliate participating in a joint plan of reorganization with the debtor;

•	the recipients of the securities must hold a claim against, an interest in, or a claim for administrative expense in the case concerning the debtor or such affiliate; and

•
the securities must be issued either (i) in exchange for the recipient’s claim against, interest in or claim for administrative expense in the case concerning the debtor or such affiliate or (ii) “principally” in such exchange and “partly” for cash or property.

Private Placement

On September 9, 2010, the Company sold an aggregate of 17.5 unregistered units (each, a “Unit”).  On September 29, 2010, the Company sold an aggregate of 75 unregistered Units. Each Unit sold for a price of $4,000.00 for aggregate gross proceeds of $370,000.

Each Unit consists of:

•	1,000 shares of Common Stock, $0.001 par value;

•	500 warrants (the “Fixed Warrants”), which are currently exercisable, to purchase one share of Common Stock at an exercise price of $4.00 per share (subject to adjustments);

•
2,000 warrants (the “Milestone Warrants”), which become exercisable only as set forth below, to purchase one share of Common Stock at an exercise price of $0.01 per share (subject to adjustments); and,

•
 Up to 600 additional warrants (the “Additional Warrants”) to purchase one share of Common Stock at an exercise price of $0.01 per share, subject to a holding requirement of shares purchased in the Offering.

The Fixed Warrants and the Milestone Warrants have terms of five and three years, respectively.

Fixed Warrants are exercisable at any time before their expiration and are subject to mandatory exercise or redemption on the occurrence of certain conditions.

The Milestone Warrants become exercisable only if the Company fails to achieve certain milestone conditions relating to strategic, acquisition, financial and governance issues (each a “Milestone,” and collectively, the “Milestones”). If the Company fails to meet a particular Milestone, the Milestone Warrant becomes immediately exercisable with respect to the number of shares associated with that Milestone. If the Company meets a particular Milestone, then the Milestone Warrant will not be exercisable with respect to the shares associated with that Milestone.

At the end of each calendar quarter following the purchase of the Units, the Company will issue to the original purchaser of Units an Additional Warrant to purchase thirty (30) shares of Common Stock for every one thousand (1,000) shares of Common Stock held by that original purchaser (subject to proration) at an exercise price of $0.01 per warrant share.  The right to Additional Warrants terminates five years from the date of the original issuance of the Common Stock, or upon the transfer of the originally issued Common Stock by the purchaser. Other than the exercise price, the Additional Warrants contain substantially the same terms as the Fixed Warrants.

The Company has engaged members of the Financial Industry Regulatory Authority, Inc. as selling agents in connection with the sale of Units. In connection with the sale of Units, the Company paid selling agents aggregate placement fees of $8,400 and aggregate expense reimbursement of $1,400, and the Company has also agreed to issue aggregate selling agent warrants to purchase shares of Common Stock equal to 10% of the shares of Common Stock issued to investors (including for this purpose the number of shares of Common Stock underlying the warrants, to the extent that such warrants are exercisable by the investors) at an exercise price of $4.00 per share. The warrants to be issued to selling agents contain substantially the same terms as the Fixed Warrants.

The Company entered into a registration rights agreement (the “Registration Rights Agreement”) with each of the investors purchasing Units.  Subject to certain limitations and conditions, under the Registration Rights Agreement, the Company is required to file a registration statement relating to the resale of (i) the shares of Common Stock sold and (ii) the shares of Common Stock underlying each Fixed Warrant and each Milestone Warrant, upon the demand of the holders of a majority of the registrable securities.

The securities referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the securities were issued (each such person, an “Investor”) confirmed to the Company that it is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such knowledge and experience in financial, tax and business matters, and, in particular, investment in securities, so as to enable it to utilize the information made available to it in connection with the sale to evaluate the merits and risks of an investment in the securities and the Company and to make an informed investment decision with respect thereto, (b) there was no public offering or general solicitation with respect to the offering of the Units, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being acquired were being acquired solely for the Investor’s own account for investment only and that none of the securities may be sold, hypothecated or otherwise disposed of unless registered under the Securities Act and applicable state securities laws or an exemption from such registration is available and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

The foregoing description is qualified in its entirety by reference to the full text of the form of Subscription Agreement, the form of Fixed Warrant, the form of Milestone Warrant, and the Form of Additional Warrant, each of which is an exhibit to this Current Report on Form 8-K,  as incorporated by reference.

Item 8.01.	Other Events.

On October 1, 2010, the Company appointed Carla J. Reichelderfer as President and General Manager of Acquisition.  Ms. Reichelderfer previously served as Seller’s President. She also served as Seller’s COO (July 2008 – June 2009) and COO/CFO from July 2009 until her appointment as Seller’s President in August 2010.  Before joining Seller, Ms. Reichelderfer served as President (May 2004 - October 2007) and CFO (November 2003 - April 2004) of Global Valley Networks, a telecommunications company purchased by Frontier Communications in October of 2007.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited historical financial statements listed below are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated hereby by reference.  The unaudited historical interim financial statements listed below are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated hereby by reference.

(i)            Audited financial statements of SouthEast Telephone, Inc. as of and for the years ended December 31, 2009, and 2008, including the Report of Independent Registered Public Accounting Firm.

(ii)           Unaudited financial statements of SouthEast Telephone, Inc. as of and for the periods ending June 30, 2010, and 2009.

(b)	Pro forma financial information.

The pro forma financial information with respect to the transaction described in Item 2.01 and listed below is filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference:

(i)            Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2010.

(ii)           Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 2010 and for the year ended December 31, 2009.

(iii)          Notes to the Unaudited Pro Forma Condensed Combined Balance Sheet and Statements of Operations.

(d)	Exhibits

4.1	Form of Subscription Agreement, incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on July 1, 2010.
4.2	Form of Fixed Warrant, incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on July 1, 2010.
4.3	Form of Milestone Warrant, incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on July 1, 2010.
4.4	Form of Additional Warrant, incorporated by reference to Exhibit 4.4 to the Company’s Quarterly Report on Form 10-Q filed on August 16, 2010.
4.5	Form of Selling Agent Warrant, incorporated by reference to Exhibit 4.5 to the Company’s Quarterly Report on Form 10-Q filed on August 16, 2010.
10.1	Registration Rights Agreement by and among Lightyear Network Solutions, Inc. and Certain Purchasers, incorporated by reference to Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q filed on August 16, 2010.
23.1	Consent of Marcum LLP, independent registered public accounting firm.
99.1	SouthEast Telephone, Inc. financial statements described at Item 9.01(a).
99.2	SouthEast Telephone, Inc. interim financial statements described at Item 9.01 (a).
99.3	Pro forma condensed combined financial information described at Item 9.01 (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTYEAR NETWORK SOLUTIONS, INC.

Date: October 7, 2010	By:	/s/ J. Sherman Henderson III
J. Sherman Henderson III
Chief Executive Officer